IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:)
Electric Transportation Engineering Corporation)
)
)
)
)
)
)
Debtor)
)

CASE NO. 13-16126 (RJH)

BUSINESS AND INDUSTRY
MONTHLY OPERATING REPORT

MONTH OF September 17 - 30, 2013

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : #86-0834755

Nature of Debtor's Business: Currently in the process of liquidating assets, no other operations.

DATE DISCLOSURE STATEMENT	FILED		TO BE FILED	X
DATE PLAN OF REORGANIZATION	FILED		TO BE FILED	X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	11/25/2013
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336 Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 13-16126 (RJH)

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				
	Operating	Credit Card	Blink		Total
	#6400	#9124	#8207		
Balance at Beginning of Period	293,362	5,811	2,757		301,930
RECEIPTS					
Cash Sales					
Accounts Receivable	385,454	10,955			396,409
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other - Receipts from Sale of Office F	1,200				1,200
TOTAL RECEIPTS	386,654	10,955			397,609
DISBURSEMENTS					
Business - Ordinary Operations	71,545	56			71,601
Capitol Improvements					
Pre-Petition Debt					
Transfers to Other DIP Accounts					
Other (attach list)-void check			-6,574		-6,574
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U. S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS	71,545	56	-6,574		65,027
Balance at End of Month	608,471	16,710	9,330		634,512

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	65,027
Less: Transfers to Other DIP Accounts	
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	65,027

Case Number: 13-16126 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Sept 17 - 30, 2013	Year to Date	Sept 17 - 30, 2013
Gross Revenue	483,432	31,433,830	483,432
Less: Returns & Discounts			
Net Revenue	**483,432**	**31,433,830**	**483,432**
COST OF GOODS SOLD			
Material	142,675	7,257,584	142,675
Direct Labor	21,446	2,392,921	21,446
Direct Overhead (attach detail)		0	0
Blink Cost of Revenue Share	16,860	291,516	16,860
Non-Cash Depreciation - Project Assets	2,310,569	17,859,801	2,310,569
Total Cost of Goods Sold	**2,491,550**	**27,801,822**	**2,491,550**
GROSS PROFIT	**-2,008,118**	**3,632,008**	**-2,008,118**
OPERATING EXPENSES			
Officer/Insider Compensation		0	0
Selling & Marketing (attach detail)	6,005	2,733,458	6,005
General & Administrative (attach detail)	173,137	8,067,527	173,137
Other Expenses (attach detail)	142,143	1,839,565	142,143
Total Operating Expenses	321,285	12,640,550	321,285
Income Before Non-operating Income and Expense	**-2,329,403**	**-9,008,542**	**-2,329,403**
OTHER INCOME & EXPENSE			
Other Income Assets sale Normal course	-1,200	-33,397	-1,200
Other Expense - Revaluation	-1,072	30,680	-1,072
Interest Expense	269	6,596	269
Depreciation/Depletion		0	0
Amortization		0	0
Net Other Income & Expense	-2,003	3,879	-2,003
Income Before Reorganization Expense	**-2,327,400**	**-9,012,421**	**-2,327,400**
REORGANIZATION EXPENSES			
Professional Fees		0	0
U.S. Trustee Fees		0	0
Other - Impairment Loss	14,269,095	14,269,095	14,269,095
Gain / Loss on Sale of Assets			
Total Reorganization Expenses	**14,269,095**	**14,269,095**	**14,269,095**
Income Tax	0	0	0
NET PROFIT OR (LOSS)	**-16,596,495**	**-23,281,516**	**-16,596,495**

Case Number: 13-16126 (RJH)

Operating Expense Detail

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Sept 17 - 30, 2013	Year to Date	Sept 17 - 30, 2013
Selling & Marketing			
G&A Labor and employee related	4,530	1,997,397	4,530
Telephone	86	21,285	86
Travel and Meals	0	163,691	0
Office / Postage	0	26,229	0
Professional	0	66,406	0
Marketing	715	320,117	715
Web Development	0	77,085	0
License and Dues	475	44,898	475
Other	199	16,350	199
	6,005	2,733,458	6,005
General and Administrative			
G&A Labor and employee related	97,128	4,397,635	97,128
Telephone	4,954	175,803	4,954
Travel and Meals	3,112	738,695	3,112
Recruiting	0	140,100	0
Office / Postage	92	35,440	92
Professional Fees	9,873	386,025	9,873
Vehicles	-581	4,811	-581
Computer and IT	6,601	753,026	6,601
Marketing	319	25,486	319
Small Tools	0	49,779	0
Certification Expense	30,310	104,264	30,310
Dues and Subscriptions	2,553	44,850	2,553
Rent, Utilities and Maintenance	4,378	500,201	4,378
Business Insurance	14,075	247,010	14,075
Property Tax	0	419,068	0
Other	323	45,334	323
	173,137	8,067,527	173,137
Other Expenses			
Depreciation Expense	145,452	616,976	145,452
R&D Labor and employee related	0	416,395	0
R&D Travel	0	9,111	0
R&D expense	-3,309	485,871	-3,309
R&D Development	0	311,213	0
	142,143	1,839,566	142,143

Case Number: 13-16126 (RJH)

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) c and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

ASSETS	9/30/2013	9/16/2013
Unrestricted Cash	634,512	301,930
Restricted Cash		
Total Cash	**634,512**	**301,930**
Accounts Receivable (net)	418,525	2,191,121
Inventory	0	14,015,514
Notes Receivable		
Prepaid Expenses	8,897	288,768
Other (attach list)		
Total Current Assets	**1,061,934**	**16,797,333**
Property, Plant & Equipment	0	51,465,078
Less: Accumulated Depreciation	0	-32,567,631
Net Property, Plant & Equip.		
Due From Insider(s)	0	0
Other Assets - Inter Company Receivable (4A)		
Other Assets - net Intangible (Patents)	0	795,244
Other Assets - Unbilled Project Revenue	0	2,244,231
Other - Assets held for sale	4,300,000	0
TOTAL ASSETS	**5,361,934**	**38,734,255**
POST-PETITION LIABILITIES		
Accounts Payable	99,794	
Taxes Payable		
Notes Payable		
Professional Fees		
Secured Debt		
Inter Company Payable (attach list - 4A)	53,801	
Other (attach list) - Accrual		
Total Post-Petition Liabilities	**153,595**	**0**
PRE-PETITION LIABILITIES		
Secured Debt	129,458	133,973
Priority Debt		
Unsecured Debt		
Inter Company Payable (attach list - 4A)	87,537,638	87,381,849
Other (attach list - 4B)	8,615,183	25,695,878
Total Pre-Petition Liabilities	**96,282,279**	**113,211,700**
TOTAL LIABILITIES	**96,435,874**	**113,211,700**
EQUITY		
Pre-petition Owner's Equity	-74,477,445	-74,477,445
Post-Petition Cumulative Profit/Loss	-16,596,495	
Direct Charges to Equity (explain)		
Total Equity	**-91,073,940**	**-74,477,445**
TOTAL LIABILITIES & OWNER'S EQUITY	**5,361,934**	**38,734,255**

Case Number: 13-16126 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	9/30/2013 CURRENT MONTH	9/16/2013 PRIOR MONTH
Pre Petition Inter Company Payable		
Due to The Clarity Group Inc.	-1,669,318	-1,669,318
Due to Ecotality Inc.	-85,868,320	-85,868,320
Due to Ecotality Australia Pty Ltd.	0	155,789
Total Pre Petition Intercompany	**-87,537,638**	**-87,381,849**
Post Petition Inter Company Payable		
Due to The Clarity Group Inc.	0	0
Due To Ecotality Inc.	-53,801	0
Due to Ecotality Australia Pty Ltd.	0	0
Total Post Petition Payable	**-53,801**	**0**
Post Petition Inter Company Receivable		
Due to The Clarity Group Inc.	0	0
Due To Ecotality Inc.	0	0
Due to Ecotality Australia Pty Ltd.	0	0
Total Post Petition Receviable	**0**	**0**

Total Inter Company Receivables / Payables	CURRENT MONTH	CURRENT MONTH
Due to The Clarity Group Inc.	-1,669,318	-1,669,318
Due To Ecotality Inc.	-85,922,121	-85,868,320
Due to Ecotality Australia Pty Ltd.	0	155,789
TOTAL Inter Company	**-87,591,438**	**-87,381,849**

Note - Inter company balances are a net of payables and receivables by entity

Case Number: 13-16126 (RJH)

Other Liabilities

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	9/30/2013	9/16/2013
Other Liabilities		
Accounts Payable	5,929,625	5,929,625
Blink Hosts	90,843	101,483
Accrued Payroll	101,638	10,871
Warranty Accrual	0	600,217
Accrued Liabilities	2,283,743	2,338,786
Deferred Rent	0	2,707
Sales Tax payable	209,334	252,658
Unearned Revenue	0	16,459,531
	8,615,183	25,695,878

Case Number: 13-16126 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	462,575	383,071	54,727	24,777
Less Amount Considered Uncollectible	-44,050		-19,273	-24,777
Net Accounts Receivable	418,525	383,071	35,454	0

DUE FROM INSIDER	
Schedule Amount	
Plus: Amount Loaned Since Filing Date	
Less: Amount Collected Since Filing Date	
Less: Amount Considered Uncollectible	
Net Due From Insiders	

INVENTORY	
Beginning Inventory	14,015,514
Plus: Purchases	
Less: Cost of Goods Sold - Impairment loss	-14,015,514
Ending Inventory	0

Date Last Inventory was taken: ______________________

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings				
Accumulated Depreciation				
Net Buildings				
Equipment	49,629,451	144,248	-49,773,699	0
Accumulated Depreciation	31,933,619	2,559,156	-34,492,776	0
Net Equipment	17,695,832	-2,414,908	-15,280,924	0
Autos/Vehicles	1,835,624		-1,835,624	
Accumulated Depreciation	634,011	39,511	-673,523	
Net Autos/Vehicles	1,201,613	-39,511	-1,162,102	0

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

All assets, including fixed assets have been impaired at 9/30 to reflect their estimated value as assets held for sale vs. ongoing assets to be utilized in the business, as ordinary operations have ceased. Please see impairment expense, and reclass to assets held for sale.

Case Number: 13-16126 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	99,794	99,794	0	0	0
Taxes Payable	0	0			0
Notes Payable					
Professional Fees Payable					
Secured Debt	0	0	0	0	0
Other (attach list)					
Total Post-Petition Liabilities	99,794	99,794	0	0	0

***DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING**

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Total Payments to Insiders			

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid this Month	Total Paid to Date
Total Payments to Professionals				

Case Number: 13-16126 (RJH)

AP Listing
(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

Vend	Vend Name	Amount	Future	Current	Over 1 Days
	8X8 INC	2,880		2,880	
	ANTHONY DIAZ	343		343	
	ARIZONA DEPARTMENT OF TRANSPORTATION	97		97	
	ARIZONA PUBLIC SERVICE	2,326		2,326	
	AZ DEPT OF ENVIRONMENTAL QUALITY	28		28	
	BOX.NET INC	848		848	
	BRAD MARTIN	2,100		2,100	
	CISCO SYSTEMS CAPITAL CORPORATION	4,783		4,783	
	CITY OF PHOENIX-WATER SERVICES	157		157	
	CITY TREASURER - TACOMA	57		57	
	DAN HOWARD	579		579	
	DIGI INTERNATIONAL	34		34	
	DIGITAL THE FRUTH GROUP	184		184	
	FEDERAL EXPRESS	82		82	
	INNERGY POWER CORPORATION	220		220	
	IRON MOUNTAIN RECORDS MANAGEMENT INC	67		67	
	JASON SMITH	113		113	
	JOHN HOWELL	46		46	
	KENNETH SULLIVAN	464		464	
	MARK D. HUBBARD	134		134	
	MICHAEL MARTIN	1,810		1,810	
	NISSAN MOTOR ACCEPTANCE CORP	352		352	
	PACIFIC GAS & ELECTRIC COMPANY	8		8	
	PAULA SMITH	90		90	
	PEGGY PROSSER	86		86	
	RICHARD JACOBSON	240		240	
	San Diego Gas & Electric	23		23	
	SHANDY L HANKE	260		260	
	SILVERWINGS UNIQUE INC	980		980	
	SOUTHERN CALIFORNIA EDISON	8		8	
	SPRINT	40,472		40,472	
	STEPHEN SCHEY	40		40	
	TECHNICAL PROFESSIONALS GROUP, LLC	2,509		2,509	
	THE CREATIVE GROUP	533		533	
	TONY AMARAL	695		695	
	UNITED PARCEL SERVICE	38		38	
	XO HOLDINGS, LLC dba	2,034		2,034	
	Grand Total Account Payable	65,721		65,721	
	Blink Customer	34,073		34,073	
	TOTAL PAYABLES	99,794		99,794	

Case Number: 13-16126 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 29

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 13-16126 (RJH)

DISBURSEMENT DETAIL

Month: 9/17 - 9/30

Account # 6400

Bank Name Bank of America

Cash/Electronic Disbursements

Date	Payee	Purpose	Amount
9/26/13	SATURN ELECTRIC INC	Installation services - Chargers	16,725.00
9/25/13	Vertex	Sales and use tax	50,123.88
9/24/13	Auto withdrawal	Fee for credit card machine to process customer pymts	10.00
9/25/13	Auto withdrawal	Fee for credit card payment from customer	55.68
		Total Cash/Electronic Disbursements	66,914.56

CHECKS ISSUED

Check Number	Date	Payee	Purpose	Amount
23218	9/20/13	Voided		0.00
23219	9/24/13	Voided		0.00
23220	9/26/13	TONY AMARAL	Employee Expense reimbursement	695.00
23221	9/27/13	AZ DEPT OF ENVIRONMENTAL QUALITY	Company Truck emissions test	27.75
23222	9/27/13	ARIZONA DEPARTMENT OF TRANSPORTATION	Company Truck registration	97.20
23223	9/30/13	BRAD MARTIN	Consulting expenses IT related	2,100.00
23224	9/30/13	MICHAEL MARTIN	Employee Expense advance	1,766.48
1866	9/17/13	Sudberry Properties	Blink Host Revenue Share check Void	(3,024.25)
1380	9/17/13	Sudberry Properties	Blink Host Revenue Share check Void	(1,362.50)
2021	9/17/13	Napa County Transportation	Blink Host Revenue Share check Void	(3.50)
2039	9/17/13	Meissner Jacquet	Blink Host Revenue Share check Void	(170.75)
2174	9/17/13	Sudberry Properties	Blink Host Revenue Share check Void	(2,012.50)
Total checks listed on this page				(1,887.07)
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	65,027.49